UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 17, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation or organization)	File Number)	Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code
(901) 348-4100

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.5 NEGATIVE PLEDGE AGREEMENT

Explanatory Note
     This filing is for the sole purpose of refiling Exhibit 10.5, Negative Pledge Agreement, dated June 16, 2005, made by Pinnacle Airlines, Inc. in favor of First Tennessee Bank National Association, to the Company’s Form 8-K dated June 17, 2005. The previously filed Negative Pledge Agreement was not the final version. Whereas the previously filed Negative Pledge Agreement was in the amount of fifteen million dollars ($15,000,000), the definitive Negative Pledge Agreement filed with this Form 8-K/A is in the amount of seventeen million dollars ($17,000,000). The remaining differences between the prior filed agreement and the agreement filed herewith are contained in the first three paragraphs under the section entitled “Witnesseth.”
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits:

Exhibit
Number	Description
10.5	Negative Pledge Agreement, dated June 16, 2005, made by Pinnacle Airlines, Inc. in favor of First Tennessee Bank National Association

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

September 26, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description
10.5	Negative Pledge Agreement, dated June 16, 2005, made by Pinnacle Airlines, Inc. in favor of First Tennessee Bank National Association